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                                                                   EXHIBIT 10.60

                               SUBLEASE AGREEMENT

     THIS SUBLEASE AGREEMENT (the "Sublease") is entered into as of the 1st day of January, 1998, by and between CHURCHILL CAPITAL CORPORATION (herein called "Lessee") and BRASSIE GOLF CORPORATION ("Brassie").

                              W I T N E S S E T H:

     WHEREAS, Brassie has heretofore entered into that certain Lease with Tampa City Center Associates (the "Landlord") dated July 1, 1997 (the "Lease"), whereby Brassie agreed to lease from the Landlord certain premises located on the 25th floor of the Tampa City Center Building, Tampa, Florida (the "Premises"); and

     WHEREAS, the Lessee desires to sublease the said Premises from Brassie.

     NOW, THEREFORE, in consideration of the premises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

                                    ARTICLE 1
                    DEMISE, DESCRIPTION, USE, TERM, AND RENT

     Brassie hereby subleases to Lessee, and Lessee hereby subleases from the Brassie, office space comprised of approximately 4,140 square feet, as more further described in Exhibit A attached hereto and made a part hereof (the "Leased Premises"), to be used only for office purposes and uses normally incident thereto and for no other purpose, for the term of thirty-two (32) months commencing on January 1, 1998 and ending on August 31, 2000, for the monthly rental set forth below and payable as specified in Article 2 hereof:

                                    ARTICLE 2
                                      RENT

     Lessee shall pay to Brassie monthly rent in the amount of $5,520.00 (plus applicable Florida state sales tax) as rent for the Leased Premises during the term hereof, in monthly installments as set forth in Article 1 hereof. All such sums are due and payable in advance on the first day of each and every calendar month during such term, commencing on April 1, 1998, at One Tampa City Center, Suite 200, Tampa, Florida 33602, or at such other place as Brassie may designate in writing. All payments shall be without set off or deduction, except as otherwise expressly provided herein. The foregoing rental rate is inclusive of all current operating expenses charged by Landlord to Brassie and any additional increases to the operating expenses and any other additional charges whatsoever. Except as set forth in the last sentence of this paragraph, any additional charges beyond the rates as outlined above shall be the



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sole responsibility of Brassie. The rental rates shall constitute the sole charge due and payable for the occupancy by Lessee, except for evening and weekend utility and HVAC charges, and other incremental usage charges incurred by Lessee (which shall be billed to Lessee upon Brassie's receipt of an invoice therefor from Landlord) and late fees or other charges due to Lessee's default.

                                    ARTICLE 3
                                    THE LEASE

     All of the terms and provisions of the Lease are incorporated by reference as if fully rewritten herein, and Lessee shall be entitled to all of the benefits, and subject to all of the conditions and obligations of, Brassie as lessee under the Lease, except as otherwise provided herein.

                                    ARTICLE 4
                           INSURANCE AND RISK OF LOSS

     4.1 (a) All personal property belonging to the Lessee or to any other person, located in or about the Leased Premises or the surrounding building and premises, shall be at the sole risk of the Lessee or such other person, and neither the Landlord, Brassie nor their agents shall be liable for the theft or misappropriation thereof, or for any damage or injury thereto, or for any damage or injury to the Lessee or other persons or to any of their respective property caused by fire, water, snow, frost, steam, heat, cold, dampness, falling plaster, sewers or sewage, gas, odors, noise, the bursting or leaking of pipes, plumbing, electrical writing or equipment or fixtures of any kin, or of any other extended coverage perils, or by any act or neglect of any other tenant or occupant of the building, or of any other person or caused in any manner whatsoever.

     Lessee shall, during the entire term of the Sublease, carry and keep or cause to be kept in force, at its expense, written by one or more responsible insurance companies licensed to do business in the State of Florida, insurance naming Lessee, Brassie and Landlord as the certificate holder, for personal injury and property damage liability (public liability insurance) upon the Leased Premises in the amount of at least $1,000,000 for combined single limit bodily injury and property damage liability, and will provide a Certificate of Insurance to Brassie within thirty (30) days after the execution of this Sublease and within thirty (30) days of each renewal date of said insurance. It is further agreed that no cancellation or material change in the Lessee's policies shall become effective except upon thirty (30) days prior written notice to Brassie and Landlord.



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        (b) The Lessee will protect, indemnify and save harmless the Landlord and Brassie from all losses, costs or damages sustained by reason of any act or other occurrence causing injury or harm to any person or property whatsoever, resulting directly or indirectly from the Lessee's use of the Leased Premises or any part thereof.

     4.2 If Lessee shall fail to secure or maintain insurance as required by
Section 4.1, above, at any time during the term hereof, Brassie shall be permitted, but not required, to obtain such insurance in Lessee's name or as the agent of Lessee and shall be compensated by Lessee for the cost thereof.

     4.3 If the Leased Premises or the building in which it is situated become untenantable due to fire, flood or other casualty, and if the Landlord terminates the Lease, then this Sublease shall terminate and rent shall be abated for the unexpired portion of this Sublease, effective as of the date of such termination. If the Landlord does not terminate the Lease, but undertakes to repair, restore or rehabilitate the building or the Leased Premises, the rent payable hereunder during said period shall not be abated.

                                    ARTICLE 5
                               WASTE AND NUISANCE

     Lessee shall not commit, or suffer to be committed, any waste on the Leased Premises, nor shall it maintain, commit, or permit the maintenance or commission of any nuisance on the Leased Premises for any unlawful purpose.

                                    ARTICLE 6
                         POSSESSION AND QUIET ENJOYMENT

     6.1 Brassie shall, on the commencement date of the term of this Sublease as hereinabove set forth, place Lessee in possession of the Leased Premises and shall secure Lessee in the quiet enjoyment thereof against all persons lawfully claiming the same under the Bank during the entire Sublease term.

     6.2 This Sublease shall be subordinate, at the option of the Landlord, to any mortgages placed by the Landlord upon the building or land of which of the Premises is a part, or the underlying leasehold interest. Lessee agrees to execute a subordination agreement in the format requested.

     6.3 During the entire term hereof, Lessee shall remain in possession of the Leased Premises and operate its business therefrom during regular working hours.



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                                    ARTICLE 7
                         POSSESSION AND QUIET ENJOYMENT

     In the event that any future mortgagee of Brassie or Landlord requires that certain modifications be made to this Sublease, Lessee agrees to execute any and all documents reasonably necessary to effect such modifications; provided, however, that nothing contained in this Article 7 shall be construed as Lessee's agreement to a modification which in any way (i) increases Lessee's financial obligations hereunder including, but not limited to, rent; (ii) affects the size or location of the Leased Premises; or (iii) prevents Lessee from deriving any of the material benefits of this Sublease.

                                    ARTICLE 8
                          SURRENDER OF LEASED PREMISES

     8.1 Lessee shall, without demand therefor and at its own cost and expense, within ten (10) days after the expiration or sooner termination of the term hereof, remove all property belonging to the Lessee and all alterations, additions, or improvements, and fixtures which by the terms of the Lease the Lessee is permitted to remove, repair all damage to the Premises caused by such removal, and restore the Premises to the condition it was in prior to the installation of the property so removed. Any property not so removed shall be deemed to have been abandoned by Lessee and may be retained or disposed of by the Bank or the Landlord, as applicable.

     8.2 Lessee agrees to and shall, on the expiration or sooner termination of the term hereof, promptly surrender and deliver the Leased Premises to Brassie without demand therefor in good condition, ordinary wear and tear and damage by the elements, fire, or act of God, or by other cause beyond the reasonable control of Lessee, excepted.

                                    ARTICLE 9
                                  CONDEMNATION

     If during the term of this Sublease the Leased Premises should be taken for any public or quasi-public use under any law, ordinance, or regulation or by right of eminent domain, or should be sold to the condemning authority under threat of condemnation, this Sublease shall terminate and the rent shall be abated during the unexpired portion of this Sublease, effective as of the date of the taking of the Leased Premises by the condemning authority. Lessee agrees that Brassie shall have all rights to any leasehold interest in the event of any condemnation, and Lessee hereby assigns to Brassie all of its right, title and interest to any such award. Lessee shall, however, be entitled to claim, prove and receive in such condemnation proceedings such award as may be allowed for fixtures and other equipment installed by it but only if such award shall be in addition



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to the award for the land and building (or portion thereof) containing the
Leased Premises.

                                   ARTICLE 10
                                 OPTION TO RENEW

     Lessee shall have no option to renew this Sublease.

                                   ARTICLE 11
                              DEFAULTS AND REMEDIES

     If Lessee shall allow the rent to be in arrears, or shall remain in default under any other condition of this Sublease for a period of fifteen (15) days after written notice from Brassie, or shall remain in default under the terms of the Lease beyond any applicable grace period set forth therein, or if the Leased Premises shall become vacant or abandoned, or should any person other than Lessee secure possession of the Leased Premises, or any part thereof, by bankruptcy proceedings, or other operation of law in any manner at whatsoever, Brassie may, at its option, without notice to Lessee, terminate this Sublease or, in the alternative, Brassie may re-enter and take possession of the Leased Premises and remove all persons and property therefrom, without being deemed guilty of any manner of trespass, and re-let the Premises or any part thereof for all or any part of the remainder of said term to a party satisfactory to Brassie and the Landlord, and at such monthly rental as the Brassie may with reasonable diligence be able to secure. Should Brassie be unable to relet, or should such monthly rental be less than the rental Lessee was obligated to pay under this Sublease, plus the expense of re-letting, then Lessee shall pay the amount of such deficiency to the Brassie within ten (10) days of demand therefor. Brassie shall have no duty to mitigate damages hereunder.

     It is expressly agreed that in the event of default by Lessee hereunder, Brassie shall have a lien upon all goods, chattels, or personal property of any description belonging to Lessee which are placed in, or become a part of, the Leased Premises, as security for rent due and to become due for the remainder of the term hereof, which lien shall not be in lieu of or in way affect any statutory lessor's lien given by law, but shall be cumulative thereto; and a security interest in all such personal property placed in the Premises for such purposes. This shall not prevent the sale by Lessee, of any merchandise in the ordinary course of business free of such lien of Brassie. In the event Brassie exercises the option to terminate this Sublease, re-enter and occupy or re-let the Leased Premises as provided in the preceding paragraph, then Brassie may take possession of all of Lessee's property on the Leased Premises and sell the same at public or private sale after giving Lessee reasonable notice of the time and place of any public sale or of the time after which any private sale is to be made, for cash or on credit, or for such prices and terms as Brassie deems best, with or without having the property present at such sale.



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     The proceeds of such sale shall be applied first to the necessary and property expenses of removing, storing, and selling such property, then to the payment of any rent due or to become due under this Sublease, with the balance, if any, to be paid be Lessee.

     All rights and remedies of Brassie under this Sublease shall be cumulative, and none shall exclude any other right or remedy at law. Such rights and remedies may be exercised and enforced concurrently and whenever and as often as occasion therefor arises.

                                   ARTICLE 12
                                   INSPECTION

     Lessee shall permit the Landlord, and their agents to enter into and upon the Leased Premises at all reasonable times for the purpose of inspecting the same or for the purpose of maintaining or making repairs or alterations to the building.

                                   ARTICLE 13
                             ASSIGNMENT AND SUBLEASE

     Lessee shall not assign or convey this Sublease or any interest hereunder; allow any transfer hereof or any lien upon the Lessee's interest by operation of law; sublet the Leased Premises or any part thereof; or permit the use or occupancy of the Leased Premises or any part thereof by anyone other than Lessee.

                                   ARTICLE 14
                                  MISCELLANEOUS

     14.1 All notices to be given under this Sublease shall be given by certified or registered mail. return receipt requested, addressed to the proper party as follows:

Brassie:                   201 North Franklin Street
                           Suite 200
                           Tampa, Florida  33602

Lessee:                    201 North Franklin Street
                           Suite 2550
                           Tampa, Florida  33602

     14.2 This Sublease shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, legal representatives, successors, and assigns when permitted hereby. All Lessees shall be jointly and severally liable hereunder.



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     14.3 This Sublease shall be construed under and in accordance with the laws of the State of Florida.

     14.4 In case any one or more of the provisions contained in this Sublease shall for any reason be held to be invalid, illegal, or unenforceable, no other provision hereof shall be affected thereby and this Sublease shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

     14.5 This Sublease constitutes the sole and only agreement of the parties hereto and supersedes any prior understandings or written or oral agreements between the parties respecting the subject matter hereof.

     14.6 No amendment, modification, or alteration of the terms hereof shall be binding unless the same shall be in writing, dated subsequent to the date hereof, and duly executed by the parties hereto.

     14.7 The rights and remedies provided by this Sublease are cumulative and the use of any one right or remedy by either party shall not preclude or waive its right to use any or all other remedies. Said rights and remedies are given in addition to any other rights the parties may have by law, statute, ordinance, or otherwise.

     14.8 No waiver by the parties hereto of any default or breach of any term, condition, or covenant of this Sublease shall be deemed to be a waiver of any other breach of the same or any other term, condition, or covenant contained herein.

     14.9 In the event or Lessee breaches any of the terms of this Sublease whereby the party not in default employs attorneys to protect or enforce its rights hereunder and prevails, then the defaulting party agrees to pay the other party reasonable attorneys' fees so incurred by such other party.

     14.10 Neither Brassie nor the Lessee shall be required to perform any term, condition, or covenant in this Sublease so long as such performance is delayed or prevented by any acts of God, strikes, lock-outs, material or labor restrictions by any governmental authority, civil riot, floods, or any other cause not reasonably within the control of the Lessee and which by the exercise of due diligence such party is unable, in whole or in part, to prevent or overcome.

     14.11 Time is of the essence of this Sublease.

Signed and acknowledged
in the presence of:

                                        BRASSIE GOLF CORPORATION

                                        By: /s/ Joseph R. Cellura
                                           -------------------------------------
                                            Joseph R. Cellura,
                                            Its CEO



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                                        CHURCHILL CAPITAL CORPORATION

                                        By: /s/ Peter M. Peterson
                                           -------------------------------------
                                            Peter M. Peterson,
                                            Its CEO

STATE OF FLORIDA
COUNTY OF HILLSBOROUGH

     The foregoing instrument was acknowledged before me this 6th day of January, 1998, by JOSEPH R. CELLURA, as CEO of BRASSIE GOLF CORPORATION, a __________ corporation, on behalf of the corporation. He is personally known to me.


                                        /s/ Marjane Gaston
                                        ----------------------------------------
                                        NOTARY PUBLIC
                                        Name: Marjane Gaston
                                             -----------------------------------
                                        Serial #: CC 427596
                                                 -------------------------------
                                        My Commission Expires: 12/19/98
                                                               -----------------

STATE OF FLORIDA
COUNTY OF HILLSBOROUGH

     The foregoing instrument was acknowledged before me this 6th day of January, 1998, by PETER M. PETERSON, as CEO of CHURCHILL CAPITAL CORPORATION, a __________ corporation, on behalf of the corporation. He is personally known to me.



                                        /s/ Marjane Gaston
                                        ----------------------------------------
                                        NOTARY PUBLIC
                                        Name: Marjane Gaston
                                             -----------------------------------
                                        Serial #: CC 427596
                                                 -------------------------------
                                        My Commission Expires: 12/19/98
                                                               -----------------


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                                    CONSENT


     The undersigned, TAMPA CITY CENTER ASSOCIATES ("Landlord"), being the landlord under that certain Lease dated as of February 21, 1985, as amended, hereby consents and approves of the Sublease of the office space leased thereunder Brassie Golf Corporation ("Brassie") to Churchill Capital Corporation ("Subtenant") (Brassie and Subtenant collectively, "Lessee").

     By its execution hereof, Landlord does not release Brassie from its primary liability under the Lease. Notwithstanding any provision of the Sublease, the terms and conditions of the Lease remain unamended and in full force and effect, and any inconsistent agreement between Brassie and Subtenant in the sublease shall not be binding on Landlord. By granting its consent to the sublease, Landlord does not waive the terms and conditions of paragraph 17 of the Lease, and such terms and conditions shall apply to any further proposed assignment or proposed subletting.

     In the event the Lease between the undersigned and Brassie is terminated, Landlord hereby agrees that this Sublease shall continue for the balance of the term stated herein with the same force and effect as if Landlord and Lessee entered into this Sublease, under the same terms and conditions, including those incorporated by reference from the Lease.

Signed in the presence of:         TAMPA CITY CENTER ASSOCIATES

/s/ Douglas L. Clemens             By: /s/ Ronald Kulpinski
    ---------------------------    -------------------------------
Print Name: Douglas L. Clemens     Print Name: Ronald Kulpinski
    ---------------------------                -------------------
                                   Its: President
                                        --------------------------

/s/ Diann L. Waller
-------------------------------
Print Name: Diann L. Waller
            -------------------